Exhibit 10.1

SECOND AMENDMENT
TO
EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”), by and between CatchMark Timber Trust, Inc., a Maryland corporation (the “Company”), and Jerrold Barag (“Executive”), is entered into and effective as of December 19, 2019.
WHEREAS, the Company and Executive have previously entered into that certain Employment Agreement, dated as of October 30, 2013 (the “Original Employment Agreement”);
WHEREAS, effective as of December 31, 2018, the Company and Executive entered into that certain First Amendment to the Original Employment Agreement (as so amended, the “Employment Agreement”);
WHEREAS, pursuant to Section 18(c) of the Employment Agreement, the Employment Agreement may be amended or modified by a written agreement executed by the Company and Executive;
WHEREAS, the Company and Executive now desire to amend the Employment Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein and intending to be legally bound hereby, the parties hereto hereby agree as follows:
SECTION 1.    Amendment. The Employment Agreement is hereby amended as follows:
Section 1 of the Employment Agreement is hereby amended to provide that upon expiration of the 2019 Renewal Period on December 31, 2019, the Employment Agreement shall automatically renew for a one-year period ending December 31, 2020 (the “2020 Renewal Period”). The 2020 Renewal Period shall be included in the definition of “Renewal Period” and “Term” for purposes of the Employment Agreement.
SECTION 2.    Effect on Employment Agreement. The Employment Agreement, as amended by this Amendment, is and shall continue to be in full force and effect, and is, as hereby amended, confirmed and ratified. From and after the date hereof, each reference in the Employment Agreement to “this Agreement”, “hereunder”, “hereof” or other words of like import shall, except where the context otherwise requires, mean the Employment Agreement as amended by this Amendment.
SECTION 3.    Counterparts; Facsimile Transmission. This Amendment may be executed in counterparts, each of which will be deemed an original, and all of which together will constitute one and the same instrument. Executed counterparts may be delivered via facsimile or electronic transmission.

[Signature page follows.]

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

THE COMPANY:

CATCHMARK TIMBER TRUST, INC.

By: /s/ Donald S. Moss
Name: Donald S. Moss
Title: Chair of Compensation Committee

EMPLOYEE:

Jerrold Barag
Jerrold Barag

[Signature Page to Second Amendment to Employment Agreement]